UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

January 12, 2012

Date of Report (Date of earliest event reported)

Rouse Properties, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35287	90-0750824
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

114 Avenue of the Americas, Suite 2800, New York, NY	10110
(Address of principal executive offices)	(Zip Code)

(212) 608-5108

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Completion of the Spin-Off

On January 12, 2012 (the “Distribution Date”), General Growth Properties, Inc. (“GGP”) completed a spin-off (the “Spin-Off”) of Rouse Properties, Inc. (“Rouse” or the “Company”) through a special taxable dividend to GGP’s stockholders of all of the issued and outstanding shares of the Company’s voting common stock (the “Common Stock”). In connection with the distribution, GGP transferred to the Company the assets and liabilities relating to 30 regional malls.

The Company filed a Registration Statement on Form 10 with the Securities and Exchange Commission (the “SEC”) describing the Spin-Off that was declared effective on December 22, 2011.  Rouse is now an independent company, and its Common Stock is listed on the New York Stock Exchange under the symbol “RSE.”  The Company’s Information Statement, dated December 30, 2011 (the “Information Statement”), which described for stockholders the details of the Spin-Off and provided information as to the business and management of the Company, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  The Information Statement was first mailed to GGP’s stockholders on or about January 5, 2012.

On the Distribution Date, GGP stockholders of record as of the close of business on December 30, 2011 received approximately 0.0375 shares of the Company’s Common Stock for each share of GGP common stock (representing a distribution ratio of 1:26.66).  As of January 12, 2012, the Company had approximately 35.5 million shares of Common Stock outstanding.  Fractional shares of Common Stock to which GGP stockholders of record would have otherwise been entitled were aggregated and sold in the open market, and GGP stockholders will receive cash payments in lieu of those fractional shares.

Agreements with GGP

In connection with the Spin-Off, the Company entered into several agreements with GGP, and in some cases, certain of its subsidiaries, that govern the terms of the Spin-Off and the Company’s relationship with GGP thereafter, including the agreements listed below.  A more extensive summary of each of these agreement can be found in the Information Statement in the section entitled “The Distribution,” which is incorporated herein by reference.  The information about those agreements therein and below is qualified in its entirety by reference to the full text of the agreements, which are filed as exhibits hereto and are hereby incorporated by reference.

Separation Agreement

On January 12, 2012, the Company entered into a separation agreement (the “Separation Agreement”) with GGP, which sets forth, among other things, the principal transactions taken in connection with the Spin-Off.  It also sets forth the other agreements that govern certain aspects of the Company’s relationship with GGP after the Distribution Date.

Transition Services Agreement

On January 12, 2012, the Company entered into a transition services agreement (the “Transition Services Agreement”) with GGP Limited Partnership (“GGP LP”) and General Growth Management, Inc., each of which is a subsidiary of GGP.  Under this Transition Services Agreement, GGP will provide to Rouse, on a transitional basis, certain specified services for various terms not exceeding 18 months following the Spin-Off.  The services include, among others, payroll, human resources and employee benefits, financial systems management, treasury and cash management, accounts payable services, telecommunications services, information technology services, asset management services, legal and accounting services and various other corporate services.  The Company may terminate certain services by giving prior written notice to GGP.  Charges for transition services are generally based on an hourly fee arrangement and pass-through out-of-pocket costs.

Tax Matters Agreement

On January 12, 2012, the Company entered into a tax matters agreement (the “Tax Matters Agreement”) with GGP, which governs the parties’ respective rights, responsibilities and obligations with respect to taxes, tax attributes, the preparation and filing of tax returns, the control of audits and other tax proceedings and assistance and cooperation in respect of tax matters.

Employee Matters Agreement

On January 12, 2012, the Company entered into an employee matters agreement (the “Employee Matters Agreement”) with GGP LP and General Growth Management, Inc., each of which is a subsidiary of GGP, which sets forth the Company’s agreement with GGP on compensation and employee benefit obligations with respect to the Company’s employees and for other employment and employee benefits matters.  The Employee Matters Agreement allocates liabilities and responsibilities relating to employee compensation and benefit plans and programs and related matters in connection with the Spin-Off, including, among other things, retirement plans and welfare benefit obligations.  Under the Employee Matters Agreement, the Company generally assumed all liabilities and assets relating to employee compensation and benefits for its current employees.  GGP will generally retain all liabilities and assets relating to employee compensation and benefits for current GGP employees.

Director and Officer Indemnification Agreements

On January 12, 2012, the Company’s board of directors (the “Board”) approved a form of indemnification agreement (the “Indemnification Agreement”) to be entered into with each of the Company’s directors and executive officers.  The Indemnification Agreement requires the Company to indemnify each director and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts reasonably incurred by the director or officer in any action or proceeding arising out of the person’s service as a director or executive officer.  The Company is also express authorized to carry directors’ and officers’ insurance to protect itself, its directors, officers and employees from liability.

Other Agreements

On January 12, 2012, the Company entered into the Senior Secured Credit Facility described in the Company’s Information Statement  (the “Senior Secured Credit Facility”) with a syndicate of banks, as lenders, and Wells Fargo Bank, National Association, as administrative agent, and Wells Fargo Securities, LLC, RBC Capital Markets, LLC and U.S. Bank National Association, as joint lead arrangers.  The Senior Secured Credit Facility provides for a term loan a term loan of $433.5 million and revolving loans of up to $50.0 million.

On January 12, 2012, the Company entered into the Subordinated Revolving Credit Facility described in the Company’s Information Statement (the “Subordinated Revolving Credit Facility”) with Trilon (Luxembourg) S.a.r.l., an affiliate of Brookfield Asset Management, Inc. (“Brookfield”).  The Subordinated Revolving Credit Facility will provide borrowings on a revolving basis of up to $100.0 million.

On January 12, 2012, the Company entered into a services agreement (the “Services Agreement”) with Brookfield, pursuant to which Brookfield employees Rael Diamond and Timothy Salvemini, will act as the Company’s Chief Financial Officer and Vice President Finance, respectively, for a period of up to 12 months following the Spin-Off.

The description of each of the agreements above is qualified in its entirety by reference to the full text of the agreements, which are filed as exhibits to this Current Report on Form 8-K and are hereby incorporated by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information included in Item 1.01 is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 regarding the Senior Secured Credit Facility and the Subordinated Revolving Credit Facility is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

As disclosed in the Information Statement, on January 12, 2012, in connection with the restructuring transactions relating to, and as part of the consideration for, the Spin-Off, the Company issued 359,056 shares of its Class B common stock, par value $0.01 per share (the “Class B Common Stock”), to GGP LP.  The Class B Common Stock was issued in a private placement exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended. In connection with the issuance of the Class B Common Stock, on January 12, 2012, the Company entered into an exchange agreement (the “Exchange Agreement”) with GGP LP with respect to the Class B Common Stock. The Exchange Agreement is attached hereto as Exhibit 3.3 and incorporated herein by reference herein.

Item 5.01 Changes in Control of Registrant.

The information included in Item 1.01 is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Board of Directors

Effective as of the time of the Spin-Off, Michael B. Berman, Shobi Khan and Michael McNaughton, the Company’s three directors prior to the Spin-Off, fixed the number of directors at eleven, and elected the eight persons identified below to the Board, with each such director to serve until his successor is duly elected or appointed or until the earlier of his resignation, removal or death.  Messrs. Berman, Khan and McNaughton resigned from the Board effective upon the Spin-Off, upon which the number of the directors of the Company was fixed at eight.

The following table sets forth the individuals who were appointed to the Board as of the effective time of the Spin-Off:

Name	Age
Andrew Silberfein	47
Leonard Abramsky	49
David Arthur	57
Jeffrey Blidner	63
Christopher Haley	43
David Kruth	48
Michael Mullen	57
Steven Shepsman	59

Mr. Blidner was designated the Chairman of the Board.  Mr. Haley was appointed to serve as chair, and Mr. Shepsman and Mr. Kruth were appointed to serve as members, of the Audit Committee of the Board.  Mr. Arthur was appointed to serve as chair, and Mr. Mullen and Mr. Kruth were appointed to serve as members, of the Compensation Committee of the Board.  Mr. Mullen was appointed to serve as chair, and Mr. Blidner and Mr. Shepsman were appointed to serve as members, of the Nominating and Governance Committee.

Information regarding each of these directors is included under the heading “Management” in the Information Statement, which is incorporated herein by reference.  Pursuant to Mr. Silberfein’s employment agreement with the Company, the Company is required to nominate him for election to the Board.

Election of Executive Officers

Effective as of the time of the Spin-Off, the Board appointed the individuals identified below to executive officer positions, with each such officer to hold office until his successor is duly elected or qualified or until his earlier death, resignation, retirement, disqualification or removal from office.

Name	Age	Office
Andrew Silberfein	47	President and Chief Executive Officer
Michael McNaughton	44	Chief Operating Officer
Rael Diamond	34	Chief Financial Officer
Brian Harper	35	Executive Vice-President, Leasing
Brian Jenkins	55	Executive Vice-President, Development

Information regarding each of these executive officers is included under the heading “Management” in the Information Statement and is incorporated herein by reference.

Equity Incentive Plan

On January 12, 2012, prior to completion of the Spin-Off, the Company and GGP LP, as its sole stockholder, approved the 2012 Equity Incentive Plan, the form of non-qualified stock option agreement and the form of restricted stock award agreement (collectively, the “Equity Plan”), which is designed to assist the Company in attracting and retaining directors, employees and consultants.  Directors, officers, employees and consultants of the Company and its subsidiaries and affiliates are eligible to participate in the Equity Plan.  The Equity Plan provides for grants of nonqualified stock options, incentive stock options, stock appreciation rights, restricted stock, other stock-based awards and performance-based compensation. For a more detailed summary of the Equity Plan, see the description in the Information Statement under “Executive Compensation.”  The 2011 Equity Incentive Plan, the form of non-qualified stock option agreement and the form of restricted stock award agreement are filed as Exhibits 10.8, 10.9 and 10.10 hereto and are incorporated by reference herein.

Director Compensation

On January 12, 2012, the Board approved the terms of a non-employee director compensation program.  This program provides for an annual retainer of $100,000 for each non-employee director, to be paid in a mix of 50% cash and 50% restricted stock.

The following table summarizes the components of compensation payable to the Company’s non-employee directors:

Fee	Amount
Annual retainer for board service (cash and restricted stock)	$100,000
Chairman of the Board	$35,000
Audit Committee chair	$25,000
Compensation Committee chair	$12,500
Nominating and Governance Committee chair	$12,500

In addition, for the first year following the Spin-Off, each of the non-chair committee members will receive a retainer equal to half of the amount paid to the applicable committee chairman.

Item 8.01 Other Events.

On January 12, 2012, the Company announced that the Spin-Off had been consummated.  A copy of the press release is attached as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.  The following exhibits are filed with this report:

Exhibit No.	Description
2.1	Separation Agreement, dated January 12, 2012, between Rouse Properties, Inc. and General Growth Properties, Inc.
3.1	Exchange Agreement, dated January 12, 2012, between Rouse Properties, Inc. and GGP Limited Partnership.
10.1	Transition Services Agreement, dated January 12, 2012, among GGP Limited Partnership, General Growth Management, Inc. and Rouse Properties, Inc.
10.2	Tax Matters Agreement, dated January 12, 2012, between Rouse Properties, Inc. and General Growth Properties, Inc.
10.3	Employee Matters Agreement, dated January 12, 2012, among General Growth Management, Inc., GGP Limited Partnership and Rouse Properties, Inc.

10.4	Services Agreement, dated January 12, 2012, between affiliates of Brookfield Asset Management and Rouse Properties, Inc.
10.5

Form of Indemnification Agreement between Rouse Properties, Inc. and individual directors and executive officers (incorporated by reference to Exhibit 10.5 to the Company’s Form 10, filed December 20, 2011).

10.6	Senior Secured Credit Facility Agreement, dated January 12, 2012, with Wells Fargo Bank, N.A., as administrative agent, and the lenders party thereto.
10.7	Subordinated Revolving Credit Facility Agreement, dated January 12, 2012, with Trilon (Luxembourg) S.a.r.l., a wholly-owned subsidiary of Brookfield Asset Management Inc.
10.8	2012 Equity Incentive Plan for directors, employees and consultants.
10.9	Form of Non-Qualified Stock Option Agreement.
10.10	Form of Restricted Stock Award Agreement.
99.1	Information Statement dated December 30, 2011 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K, filed on December 30, 2011).
99.2	Press release, dated January 12, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROUSE PROPERTIES, INC.

By:	/s/ Andrew Silberfein
	Name:	Andrew Silberfein
	Title:	President and Chief Executive Officer

Date: January 18, 2012

EXHIBIT INDEX

Exhibit No.	Description
2.1	Separation Agreement, dated January 12, 2012, between Rouse Properties, Inc. and General Growth Properties, Inc.
3.1	Exchange Agreement, dated January 12, 2012, between Rouse Properties, Inc. and GGP Limited Partnership.
10.1	Transition Services Agreement, dated January 12, 2012, among GGP Limited Partnership, General Growth Management, Inc. and Rouse Properties, Inc.
10.2	Tax Matters Agreement, dated January 12, 2012, between Rouse Properties, Inc. and General Growth Properties, Inc.
10.3	Employee Matters Agreement, dated January 12, 2012, among General Growth Management, Inc., GGP Limited Partnership and Rouse Properties, Inc.
10.4	Services Agreement, dated January 12, 2012, between affiliates of Brookfield Asset Management and Rouse Properties, Inc.
10.5

Form of Indemnification Agreement between Rouse Properties, Inc. and individual directors and executive officers (incorporated by reference to Exhibit 10.5 to the Company’s Form 10, filed December 20, 2011).

10.6	Senior Secured Credit Facility Agreement, dated January 12, 2012, with Wells Fargo Bank, N.A., as administrative agent, and the lenders party thereto.
10.7	Subordinated Revolving Credit Facility Agreement, dated January 12, 2012, with Trilon (Luxembourg) S.a.r.l., a wholly-owned subsidiary of Brookfield Asset Management Inc.
10.8	2012 Equity Incentive Plan for directors, employees and consultants.
10.9	Form of Non-Qualified Stock Option Agreement.
10.10	Form of Restricted Stock Award Agreement.
99.1	Information Statement dated December 30, 2011 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K, filed on December 30, 2011).
99.2	Press release, dated January 12, 2012.